 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   December 23, 2010

American Standard Energy Corp.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	333-132948	20-2791397
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

4800 North Scottsdale Road
Suite 1400
Scottsdale, AZ 85251
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(408) 371-1929
 (ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 23, 2010 (the “Closing Date”), American Standard Energy Corp. (hereinafter referred to as the “Company”, “we,” “us” or “our”)  closed a private placement offering (the “Placement”), by raising proceeds of $750,000, through the sale of 230,770 shares of the Company’s common stock at a price of $3.25 per share (the “Stock Price”) and a number of four-month warrants (the “Warrants”) exercisable into a number of shares of common stock equal to 100% of the number of common shares underlying the Placement at an exercise price of $3.50 per share (the “Exercise Price”) to an accredited investor (the “Investor”).

The number of common shares to be issued upon the exercise of the Warrants is subject to adjustment upon the occurrence of certain events, such as stock splits, stock dividends, our recapitalization or the issuance of shares at a lower price per share than the Exercise Price.

The foregoing description of the Placement and Warrants is qualified in its entirety by reference to the complete text of the exhibits attached hereto.  Copies of the Form of Subscription Agreement and Form of Warrant are attached hereto as Exhibits 10.1 and 10.2.

Item 3.02 Unregistered Sales of Equity Securities

The information pertaining to the sale of the Common Stock and Warrants in Item 1.01 is incorporated herein by reference in its entirety

In connection with the Placement, we issued to the Investor 230,770 common shares and Warrants to purchase an aggregate of 230,770 common shares, at an exercise price of $3.50 per share (the “Securities”).

Such Securities were not registered under the Securities Act of 1933.  The issuance of the Securities was exempt from registration, pursuant to Section 4(2) of the Securities Act of 1933.  These Securities qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance of the Securities by us did not involve a public offering. The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the transaction, the size of the offering and the manner of the offering and number of the Securities offered. We did not undertake an offering in which we sold a high number of securities to a high number of investors. In addition, the Investor had the necessary investment intent as required by Section 4(2) since they agreed to and received share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the 1933 Securities Act. This restriction ensures that the Securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act of 1933 for this transaction.

Item 9.01Financial Statement and Exhibits

(d)	Exhibits

Exhibit Number	Description

10.1	Form of Subscription Agreement.

10.2	Form of Warrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

American Standard Energy Corp.

Date: December 27, 2010	By:	/s/ Scott Feldhacker
Name: Scott Feldhacker
Title: Chief Executive Officer